Exhibit 3.1

BYLAWS OF

APACHE CORPORATION

(As Amended May 16, 2013)

ARTICLE I.

NAME OF CORPORATION

The name of the corporation is Apache Corporation.

ARTICLE II.

OFFICES

SECTION 1. The principal office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware, and the name of its resident agent in charge thereof is The Corporation Trust Company.

SECTION 2. The corporation may have such other offices either within or without the State of Delaware as the board of directors may designate or as the business of the corporation may from time to time require.

ARTICLE III.

SEAL

The corporate seal shall have inscribed upon it the name of the corporation and other designations as the board of directors from time to time determine. There may be alternate seals of the corporation.

ARTICLE IV.

MEETINGS OF STOCKHOLDERS

SECTION 1. PLACE OF MEETINGS. All meetings of the stockholders of the corporation shall be held at the office of the corporation in the City of Houston, Texas, or at any other place within or without the State of Delaware that shall be stated in the notice of the meeting.

SECTION 2. ANNUAL MEETINGS. The annual meeting of stockholders of the corporation shall be held at the place and time within or without the State of Delaware that may be designated by the board of directors, on the last Thursday in April in each year or on such other date as may be designated by the board of directors, if not a legal holiday, and if a legal holiday, then at the same time on the next succeeding business day for the purpose of electing directors and for the transaction of any other business that may properly come before the meeting.

SECTION 3. SPECIAL MEETINGS OF THE STOCKHOLDERS. Special meetings of the stockholders of the corporation, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the (i) chairman of the board or the chief executive officer, (ii) chairman of the board, chief executive officer, or secretary at the request in writing of a majority of the board of directors or (iii) chairman of the board or the secretary of the corporation at the written request in proper form of one or more stockholders of record of the corporation (acting on their own behalf and not by assigning or delegating their rights to any other person or entity) that together have continuously held, for their own accounts, beneficial ownership of at least fifteen percent (15%) aggregate net long position in the issued and outstanding voting stock of the corporation entitled to vote generally for the election of directors (the “requisite percent”) for at least three continuous years prior to the date such request is delivered to the corporation and at the meeting date, provided that, each such stockholder shall have held, for their own accounts, beneficial ownership of not less than ten thousand (the “minimum ownership”) and not more than ten percent (10%) (the “maximum ownership”) of the issued and outstanding voting stock of the corporation entitled to vote generally for the election of directors. For purposes of determining the requisite percent, “net long position” shall be determined with respect to each requesting stockholder in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934, as amended, provided that (i) for the purposes of such definition, reference in such rule to (A) “the date the tender offer is first publicly announced or otherwise made known by the bidder to the holders of the security to be acquired” shall be the date of the relevant special meeting request, (B) the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the corporation’s common stock on the NYSE on such date (or, if such date is not a trading day, the next succeeding trading day), (C) the “person whose securities are the subject of the offer” shall refer to the corporation, (D) a “subject security” shall refer to the issued and outstanding voting stock of the corporation; and (ii) the net long position of such stockholder shall be reduced by the number of shares as to which such stockholder does not, or will not, have the right to vote on its own behalf at the special meeting or as to which such stockholder has entered into any derivative or other agreement, arrangement, or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares. Whether the requesting stockholders have complied with the requirements of this Section 3 and related provisions of the bylaws shall be determined in good faith by the board of directors, which determination shall be conclusive and binding on the corporation and the stockholders. In order for a special meeting upon stockholder request (a “stockholder requested special meeting”) to be called, one or more requests for a special meeting (each, a “special meeting request,” and collectively, the “special meeting requests”) must be signed by the stockholders of the corporation holding the requisite percent of the voting stock of the corporation and must be delivered to the secretary at the principal executive offices of the corporation by registered mail, return receipt requested; provided, however, that no stockholder requested special meeting shall be called pursuant to any special meeting request unless one or more special meeting requests relating to such meeting constituting the requisite percent have been delivered to the secretary in compliance with all of the requirements of this Section 3 within 60 days of the earliest dated special meeting request in respect of such stockholder requested special meeting. The special meeting request(s) shall (i) set forth the name and address, as they appear on the corporation’s books, of each stockholder of the corporation signing such request, (ii) state the specific purpose or purposes of the special meeting, the matter or matters proposed to be acted on at the special meeting, the reasons for conducting such business at the special meeting, and the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment, which language shall be contained in the notice of special meeting as required by Article XIII, Section 1 (Amendments), hereof), (iii) bear the date of signature of each such stockholder signing the special meeting request, (iv) provide documentary evidence that the stockholder(s) requesting the special meeting own the requisite percent and not less than the minimum ownership and not more than the maximum ownership as of the date on which the special meeting request(s) constituting the requisite percent are delivered to the secretary and attach a notarized affidavit swearing to the net long position of such stockholder(s), (v) provide a representation by each stockholder signing the special meeting request that such stockholder intends to appear in person at the stockholder requested special meeting and is entitled to vote thereon, (vi) provide a representation by each stockholder signing the special meeting request that such stockholder intends to continue ownership of such shares through the date of the special meeting, and (vii) if applicable, include any additional information required by ARTICLE IV, Section 13 (Notice of Stockholder Nominees) hereof. Any requesting stockholder may revoke its special meeting request at any time by written revocation delivered to the secretary at the principal executive offices of the corporation.

In the event of the delivery, in the manner provided in this Section 3, to the corporation of the requisite special meeting request or requests and/or any related revocation or revocations, the corporation may engage nationally recognized independent inspectors for the purpose of promptly performing a ministerial review of the validity of the requests and revocations. For the purpose of permitting the inspectors to perform such review, no special meeting request shall be granted until such date as the independent inspectors certify to the corporation that the requests delivered to the corporation in accordance with this Section 3, and not revoked, represent at least the minimum number of shares held for the minimum amount of time to call such a stockholder requested special meeting. Nothing contained in this Section 3 shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any request or revocation thereof, whether before or after such certification by the independent inspectors, or take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

Except as provided in the next sentence, any special meeting shall be held at such date and time as may be fixed by the board of directors in accordance with these bylaws and in compliance with the General Corporation Law of the State of Delaware. In the case of a stockholder requested special meeting, such meeting shall be held at such date, time and place as shall be provided in the notice of such meeting delivered in accordance with Article IV, Section 4 below, and the record date for stockholders entitled to notice of and to vote at such meeting shall be determined in accordance with Article IV, Section 5 below; provided that, except as otherwise provided herein or unless a later date is required in order to allow the corporation to file the information required under Item 8 (or any comparable or successor provision) of Schedule 14A under the Securities Exchange Act of 1934, as amended, if applicable, the date of any stockholder requested special meeting shall be not more than 90 days after (i) the determination of the validity of the special meeting request(s) by the independent inspectors in the manner provided in this Section 3 or (ii) if no such independent inspectors are engaged to review the validity of one or more special meeting requests, not more than 90 days after the special meeting request(s) constituting the requisite percent have been delivered to or received by the secretary.

Business transacted at any stockholder requested special meeting shall be limited to the purpose(s) stated in the valid special meeting request(s) signed by stockholders holding the requisite percent of the corporation’s voting stock; provided, however, that nothing herein shall prohibit the board of directors from submitting matters, whether or not described in the stockholder special meeting request(s), to the stockholders at any stockholder requested special meeting. If none of the stockholders who submitted a special meeting request appears at or sends a qualified representative to the stockholder requested special meeting to present the matters to be presented for consideration that were specified in the special meeting request, the corporation need not present such matters for a vote at such meeting.

Except as otherwise provided by law, in the case of a stockholder requested special meeting, the chairman of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 3 and (ii) if any proposed nomination or business was not made or proposed in compliance with this Section 3 or the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. In addition, a special meeting requested by stockholders shall not be held if the board of directors has called or calls for a special or regular meeting of stockholders to be held within 90 days after the special meeting request(s) constituting the requisite percent have been delivered to or received by the secretary and the board of directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in such special meeting request. The board of directors, in its discretion, also may cancel a special meeting (or, if the special meeting has not yet been called, may direct the chairman of the board or the secretary of the corporation not to call such a meeting) if, at any time after receipt by the secretary of the corporation of a proper special meeting request, there are no longer valid special meeting requests from stockholders holding in the aggregate at least the requisite percent, whether because of revoked requests or otherwise. In such event, the stockholder(s) who requested such meeting may not call (or participate in calling) another special meeting for one year after such cancellation.

SECTION 4. NOTICE OF MEETING. Written or printed notice stating the place, day and hour of the meeting and in the case of special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than 60 days before the date of the meeting either personally, by mail or other lawful means by or at the direction of the chairman of the board, the chief executive officer, or the secretary to each stockholder of record entitled to vote at the meetings. If mailed, the notice shall be deemed to be delivered when deposited in the United States Postal Service, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation with postage thereon prepaid.

SECTION 5. CLOSING OF TRANSFER BOOKS FOR FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, the board of directors may close the stock transfer books of the corporation for a period not exceeding 60 days preceding the date of any meeting of stockholders. In lieu of closing the stock transfer books, the board of directors may fix in advance a date, not exceeding 60 days preceding the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only the stockholders as shall be stockholders of record on the date so fixed shall be entitled to the notice of and to vote at the meeting and any adjournment thereof.

SECTION 6. VOTING LISTS. The officer or agent having charge of the stock transfer books for shares of the corporation shall prepare and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The list shall be open to the examination of any stockholder during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the election is to be held and which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, and the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and subject to the inspection of any stockholder who may be present. Upon the willful neglect or refusal of the board of directors of the corporation to produce a list at any meeting of the stockholders at which an election is to be held in accordance with this Section 6, they shall be ineligible to hold any office at such election.

SECTION 7. VOTING RIGHTS. At each meeting of the stockholders of the corporation, every stockholder having the right to vote thereat shall be entitled to vote in person or by proxy, but no proxy shall be voted after three years from its date unless the proxy provides for a longer period. Except as otherwise provided by law or the Certificate of Incorporation, each stockholder shall have one vote for each share of stock having voting power registered in his name. The vote at an election for directors, and upon the demand of any stockholder, the vote upon any question before a meeting of the stockholders, shall be by written ballot. All elections shall be had and all questions decided by a plurality vote except where by statute, by provision in the Certificate of Incorporation or these bylaws it is otherwise provided.

Prior to any meeting, but subsequent to the date fixed by the board of directors pursuant to Section 5 of Article IV of these bylaws, any proxy may submit his proxy to the secretary for examination. The certificate of the secretary as to the regularity of the proxy and as to the number of shares held by the persons who severally and respectively executed such proxies shall be received as prima facie evidence of the number of shares represented by the holder of the proxy for the purpose of establishing the presence of a quorum at the meeting and of organizing the same.

SECTION 8. QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, initially present in person or represented by proxy, shall be requisite, and shall constitute a quorum of all meetings of the stockholders for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these bylaws. If, however, a majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice, other than announcement at the meeting, until the requisite amount of voting stock shall be present. At the adjourned meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 9. INSPECTORS. At each meeting of the stockholders, the polls shall be opened and closed. The proxies and the ballots shall be received and taken in charge and all questions touching the qualifications of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by three inspectors. The inspectors shall be appointed by the board of directors before or at the meeting, or if no appointment shall have been made, then by the presiding officer at the meeting. If, for any reason any of the inspectors previously appointed shall fail to attend or refuse or be unable to serve, inspectors in place of any so failing to attend or refusing or unable to serve shall be appointed in like manner.

SECTION 10. WAIVER OF NOTICE. Whenever any notice whatever is required to be given pursuant to the provisions of a statute, the Certificate of Incorporation or these bylaws of the corporation, a waiver thereof in writing signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 11. STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing by stockholders.

SECTION 12. NOTICE OF STOCKHOLDER BUSINESS. At an annual meeting of the stockholders, only business shall be conducted that has been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder, which stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 120 days prior to the meeting. A stockholders’ notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (w) a brief description of the business desired to be brought before the annual meeting, (x) the name and address, as they appear on the corporation’s books, of the stockholder proposing the business, (y) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (z) any material interest of the stockholder in the business. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 12. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 12, and if he should so determine, he shall so declare to the meeting and any business not properly brought before the meeting shall not be transacted. This section sets forth only the procedure by which business may be properly brought before an annual meeting of stockholders and does not in any way grant additional rights to stockholders beyond those currently afforded them by law.

SECTION 13. NOTICE OF STOCKHOLDER NOMINEES. Only persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders, by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 13. Any nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 120 days prior to the meeting. The stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation’s books, of the stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. This section sets forth only the procedure by which nominations for directors may be made and does not in any way grant additional rights to stockholders beyond those currently afforded them by law.

ARTICLE V.

DIRECTORS

SECTION 1. GENERAL POWERS. The property, business and affairs of the corporation shall be managed by its board of directors which may exercise all powers of the corporation and do all lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. The directors shall be elected in the manner set forth in Article Ninth of the Certification of Incorporation of the corporation; however, if the corporation has outstanding any shares of one or more series of stock with conditional rights to elect a set number of directors, and if the conditions precedent to the exercise of any such rights arise, the number of directors of the corporation shall be automatically increased to permit the exercise of the voting rights of each such series of stock. The term of office of directors shall be three years except as provided in Article Ninth of the Certificate of Incorporation of the corporation. Directors need not be stockholders or residents of the State of Delaware. A majority of the directors shall be “independent” under the criteria set by any applicable law, regulation and/or listing standard.

At any meeting for the election of directors at which a quorum is present, each director shall be elected by the vote of a majority of the votes cast representing shares present in person or by proxy and entitled to vote at the meeting. However, if the number of nominees on the ballot for any election of directors exceeds the number of directors to be elected, then the directors shall be elected by the vote of a plurality of the votes cast representing shares present in person or by proxy and entitled to vote on the election of directors.

For the purposes hereof, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” the election of that director. “Votes cast” shall not include abstentions. Ballots will not give stockholders the option to “withhold” votes from the election of directors, but rather will give the choice to vote “for” or “against” each director or to abstain.

Promptly (and in any event within 10 days) after each meeting for the election of directors, each incumbent director who did not receive a majority of the votes cast representing shares present in person or by proxy and entitled to vote at such meeting shall submit to the board of directors an irrevocable letter of resignation, which shall become effective upon acceptance by the board of directors. The board of directors will determine whether to accept or reject such resignation, or what other action should be taken, and publicly disclose and explain its decision on the corporation’s web site within 90 days from the date of the certification of election results. Any director not elected shall not participate in the board of director’s decision with respect to his or her resignation.

If the board of directors determines to accept the resignation of an unsuccessful incumbent, then the board of directors may fill the resulting vacancy pursuant to Article V, Section 3 of these bylaws or may decrease the size of the board of directors pursuant to the provisions of Article Ninth of the Certificate of Incorporation of the corporation. If the board of directors elects to fill the resulting vacancy, the corporate governance and nominating committee will promptly recommend a candidate to the board of directors to fill the office formerly held by the unsuccessful incumbent. The board of directors shall promptly consider and act upon the corporate governance and nominating committee’s recommendation. The corporate governance and nominating committee, in making its recommendation, and the board of directors, in acting on such recommendation, may consider any factors or other information that they determine appropriate and relevant.

SECTION 3. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Any vacancies on the board of directors or any newly created directorships shall be filled by the board of directors in the manner set forth in Article Ninth of the Certificate of Incorporation of the corporation.

SECTION 4. CATASTROPHE. During any emergency period following a national catastrophe due to enemy attack, or act of God, a majority of the surviving members of the board who have not been rendered incapable of acting due to physical or mental incapacity or due to the difficulty of transportation to the place of the meeting shall constitute a quorum for the purpose of filling vacancies on the board of directors and among the elected and appointed officers of the corporation.

SECTION 5. PLACE OF MEETINGS. The directors of the corporation may hold their meetings, both regular and special, at a place or places within or without the State of Delaware that the board of directors may from time to time determine.

SECTION 6. FIRST MEETING. The first meeting of the board of directors following the annual meeting of stockholders shall be held at the time and place that shall be fixed by the chairman of the board or the chief executive officer and shall be called in the same manner as a special meeting.

SECTION 7. REGULAR MEETINGS. Regular meetings of the board of directors may be held without notice at the time and place that shall from time to time be determined by the board of directors.

SECTION 8. SPECIAL MEETINGS. Special meetings of the board of directors may be called by the chairman of the board or the chief executive officer on three days notice to each director, either personally or by mail, by telegram, or by facsimile or other lawful means; special meetings of the board of directors shall be called by the chairman of the board, chief executive officer, or secretary in like manner and upon like notice upon the written request of two directors.

SECTION 9. QUORUM. At all meetings of the board of directors, a majority of the directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting, at which there is a quorum present, shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or by these bylaws. If at any meeting of the board of directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice, other than by announcement at the meeting, until a sufficient number of directors to constitute a quorum shall attend. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting as originally notified.

SECTION 10. BUSINESS TO BE CONDUCTED. Unless otherwise indicated in the notice, any and all business may be transacted at a regular or special meeting of the board of directors. In the event a special meeting of the board of directors is held without notice, any and all business may be transacted at the meeting provided all directors are present.

SECTION 11. ORDER OF BUSINESS. At all meetings of the board of directors, business shall be transacted in the order that from time to time the board may determine by resolution. At all meetings of the board of directors the chairman of the board or in his absence the vice chairman, or in their absence the chief executive officer shall preside. In the absence of the chairman and vice chairman of the board and the chief executive officer, the directors present shall elect any director as chairman of the meeting.

SECTION 12. COMPENSATION OF DIRECTORS. Directors of the corporation shall receive the compensation for their services that the board of directors may from time to time determine and all directors shall be reimbursed for their expenses of attendance at each regular or special meeting of the board or any committee thereof.

SECTION 13. COMMITTEES. The board of directors may, by resolution passed by a majority of the board, designate one or more committees. Each such committee shall consist of one or more of the directors of the corporation, such number to be set by resolution of the board of directors. Any committee, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Any committee or committees shall have the name or names that may be determined from time to time by resolution adopted by the board of directors. Other than for a committee of one director, the chairman of the board and the chief executive officer shall be ex officio members of any board committee except the audit committee, the management development and compensation committee, and the stock plan committee.

SECTION 14. AUDIT COMMITTEE.

The Audit Committee shall be governed by the Audit Committee Charter, as adopted, amended, modified, or supplemented from time to time by the board of directors, which shall set forth the membership, authority, and responsibilities of the Audit Committee. The Audit Committee Charter shall be issued, modified, amended, supplemented, or repealed only by a majority vote of the full board of directors.

SECTION 15. MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE.

The Management Development and Compensation (“MD&C”) Committee shall be governed by the MD&C Committee Charter, as adopted, amended, modified, or supplemented from time to time by the board of directors, which shall set forth the membership, authority, and responsibilities of the MD&C Committee. The MD&C Committee Charter shall be issued, modified, amended, supplemented, or repealed only by a majority vote of the full board of directors.

SECTION 16. STOCK PLAN COMMITTEE.

The Stock Plan Committee shall be governed by the Stock Plan Committee Charter, as adopted, amended, modified, or supplemented from time to time by the board of directors, which shall set forth the membership, authority, and responsibilities of the Stock Plan Committee. The Stock Plan Committee Charter shall be issued, modified, amended, supplemented, or repealed only by a majority vote of the full board of directors.

SECTION 17. CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.

The Corporate Governance and Nominating Committee shall be governed by the Corporate Governance and Nominating Committee Charter, as adopted, amended, modified, or supplemented from time to time by the board of directors, which shall set forth the membership, authority, and responsibilities of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee Charter shall be issued, modified, amended, supplemented, or repealed only by a majority vote of the full board of directors.

SECTION 18. ELECTION OF OFFICERS. At the first meeting of the board of directors in each year, at which a quorum shall be present, following the annual meeting of the stockholders of the corporation, the board of directors shall proceed to the election of the officers of the corporation, except regional or staff officers who are subject to appointment in accordance with Section 20 of Article VI of these bylaws.

SECTION 19. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if prior to the action a written consent thereto is signed by all members of the board of directors or of the committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the board of directors or committee.

SECTION 20. WAIVER OF NOTICE. Whenever any notice whatever is required to be given pursuant to the provisions of a statute, the Certificate of Incorporation or these bylaws of the corporation, a waiver thereof in writing signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI.

OFFICERS

SECTION 1. OFFICERS. The officers of the corporation shall be a chairman of the board, vice chairman of the board, chief executive officer, president, one or more executive vice presidents, one or more senior vice presidents, one or more vice presidents, secretary, treasurer, controller and such assistant vice presidents, assistant secretaries, assistant treasurers and assistant controllers as the board of directors may provide for and elect. The chairman of the board and the vice chairman of the board shall be members of the board of directors. Any two or more offices may be held by the same person. The board of directors may appoint such other officers as they shall deem necessary, who shall have the authority and shall perform the duties that from time to time may be prescribed by the board of directors. In its discretion, the board of directors by a vote of a majority thereof may leave unfilled for any period that it may fix by resolution any office except those of president, treasurer and secretary.

SECTION 2. ELECTION. The board of directors at their first meeting after each annual meeting of the stockholders or at any regular or special meeting shall elect, as may be required, a chairman of the board, vice chairman of the board, chief executive officer, president, and one or more executive vice presidents, senior vice presidents, vice presidents, a secretary, treasurer, controller, and assistant vice presidents, assistant secretaries, assistant treasurers, and assistant controllers.

SECTION 3. TENURE. The officers of the corporation elected by the board of directors shall hold office for one year and until their successors are chosen and qualify in their stead. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.

SECTION 4. SALARIES. The salaries of the officers of the corporation shall be recommended by the management development and compensation committee and approved by the board of directors.

SECTION 5. VACANCIES. If the office of any officer of the corporation becomes vacant by reason of death, resignation, disqualification or otherwise, the directors by a majority vote, may choose his successor or successors.

SECTION 6. RESIGNATION. Any officer may resign his office at any time, such resignation to be made in writing and take effect at the time of receipt by the corporation, unless some time be fixed in the resignation and then from that time. The acceptance of a resignation shall not be required to make it effective.

SECTION 7. DELEGATION OF DUTIES. Duties of officers may be delegated in case of the absence of any officer of the corporation or for any reason that the board of directors may deem sufficient. The board of directors may delegate the powers or duties of the officer to any other officer or to any director, except as otherwise provided by statute, for the time being, provided a majority of the entire board of directors concurs therein.

SECTION 8. CHAIRMAN OF THE BOARD. The chairman of the board shall participate in the management of the corporation’s business and affairs and shall also see that all the policies and resolutions of the board of directors are carried into effect, subject, however, to the right of the board of directors to delegate any specific powers, and shall perform such duties as shall be specifically assigned from time to time by the board of directors, except such as may be by statute exclusively conferred to any other officer or officers of the corporation. He shall preside at all meetings of stockholders and the board of directors at which he may be present.

SECTION 9. VICE CHAIRMAN OF THE BOARD. The vice chairman shall preside at all meetings of the board of directors and stockholders at which he may be present and from which the chairman of the board may be absent, and shall perform such other duties as shall be specifically assigned from time to time by the board of directors or the chairman of the board, except such as may be by statute exclusively conferred to any other officer or officers of the corporation.

SECTION 10. CHIEF EXECUTIVE OFFICER. The chief executive officer shall be the chief executive officer of the corporation and shall have, subject to the direction of the board of directors, general control and management of the corporation’s business and affairs and shall also see that all the policies and resolutions of the board of directors are carried into effect, subject, however, to the right of the board of directors to delegate any specific powers, except such as may be by statute exclusively conferred on the president or to any other officer or officers of the corporation. He shall preside at all meetings of stockholders and the board of directors at which he may be present and from which the chairman and vice chairman of the board may be absent.

SECTION 11. PRESIDENT. The president shall be the chief operating officer and shall perform those duties that shall be specifically assigned to him from time to time by the board of directors. In the absence of the chief executive officer or in the event of his death, inability or refusal to act, the president shall perform the duties of the chief executive officer, and when so acting shall have the powers of and be subject to all the restrictions upon the chief executive officer.

SECTION 12. EXECUTIVE VICE PRESIDENTS, SENIOR VICE PRESIDENTS, AND VICE PRESIDENTS. In the absence of the president or in the event of his death, inability or refusal to act, the senior executive vice president present shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. In the absence of the president and all executive or senior vice presidents, or in the event of their deaths, inability or refusal to act, a vice president designated by the board of directors, or in case the board of directors has failed to act, designated by the chief executive officer, shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president. The executive vice presidents, the senior vice presidents, and all other vice presidents shall perform those duties consistent with these bylaws and that may be specifically designated by the president or by the board of directors.

SECTION 13. ASSISTANT VICE PRESIDENTS. The assistant vice presidents shall perform those duties, not inconsistent with these bylaws, the Certificate of Incorporation or statute that may be specifically designated by the board of directors or the president. In the absence of the executive vice presidents, senior vice presidents, or vice presidents, an assistant vice president (or in the event there be more than one assistant vice president, the assistant vice presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the executive vice presidents, senior vice presidents or vice presidents, and when so acting, shall have all the powers of and be subject to all restrictions upon the executive vice presidents, the senior vice presidents, and vice presidents.

SECTION 14. SECRETARY. The secretary shall attend and keep all the minutes of all meetings of the board of directors and all meetings of the stockholders and, when requested by the board of directors, of any committees of the board of directors. He shall give, or cause to be given, notice of all meetings of the stockholders and board of directors and when so ordered by the board of directors, shall affix the seal of the corporation thereto; he shall have charge of all of those books and records that the board of directors may direct, all of which shall, at all reasonable times, be open to the examination of any director at the office of the corporation during business hours; he shall, in general, perform all of the duties incident to the office of secretary subject to the control of the board of directors or of the president, under whose supervision he shall be, and shall do and perform any other duties that may from time to time be assigned to him by the board of directors.

SECTION 15. ASSISTANT SECRETARIES. In the absence of the secretary or in the event of his death, inability or refusal to act, the assistant secretary (or in the event there be more than one assistant secretary, the assistant secretaries in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the secretary and shall perform any other duties that may from time to time be assigned to him by the board of directors, the president or the secretary.

SECTION 16. TREASURER. The treasurer shall have custody of and be responsible for all funds and securities of the corporation, receive and give receipts for money due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in those banks or depositories that shall be selected and designated by the board of directors and shall in general perform all of the duties incident to the office of treasurer and any other duties that may be assigned to him by the president or by the board of directors. If required by the board of directors, the treasurer shall give bond for the faithful discharge of his duties in the sum and with the surety or sureties as the board of directors shall determine.

SECTION 17. ASSISTANT TREASURERS. In the absence of the treasurer or in the event of his death, inability or refusal to act, the assistant treasurer (or in the event there be more than one assistant treasurer, the assistant treasurers in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the treasurer and when so acting shall have all the powers and be subject to all the restrictions upon the treasurer, and shall perform any other duties that from time to time may be assigned to him by the president, treasurer or the board of directors. The assistant treasurers shall, if required by the board of directors, give bonds for the faithful discharge of their duties in the sums and with the surety or sureties that the board of directors shall determine.

SECTION 18. CONTROLLER. The controller shall maintain adequate records of all assets, liabilities and transactions of the corporation; see that adequate audits thereof are currently and regularly made; and, in conjunction with other officers and department heads, initiate and enforce measures and procedures whereby the business of the corporation shall be conducted with the maximum safety, efficiency and economy. Except as otherwise determined by the board of directors, or lacking a determination by the board of directors, then by the president, his duties and powers shall extend to all subsidiary corporations and, so far as may be practicable, to all affiliate corporations. He shall have any other powers and perform other duties that may be assigned to him by the president or by the board of directors. If required by the board of directors, the controller shall give bond for the faithful discharge of his duties in the sum and with the surety or sureties as the board of directors shall determine.

SECTION 19. ASSISTANT CONTROLLERS. In the absence of the controller or in the event of his death, inability or refusal to act, the assistant controller (or in the event there be more than one assistant controller, the assistant controllers, in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the controller and when so acting shall have all the powers and be subject to all the restrictions upon the controller, and shall perform any other duties that from time to time may be assigned to him by the president, controller or the board of directors. The assistant controllers shall, if required by the board of directors, give bonds for the faithful discharge of their duties in the sums and with the surety or sureties that the board of directors shall determine.

SECTION 20. REGIONAL OR STAFF VICE PRESIDENTS.

A. ELECTION. One or more regional or staff vice presidents may be appointed by the chief executive officer, or the authority for such appointments may be delegated by the chief executive officer to the president of the corporation.

B. TENURE. The regional or staff vice presidents appointed by the chief executive officer or the president of the corporation shall hold office for one year and until their successors are chosen and qualify in their stead. Any regional or staff vice president so appointed may be removed at any time by the chief executive officer or the president of the corporation.

C. DUTIES. The regional or staff vice presidents shall do and perform those duties that shall from time to time be specifically designated or assigned by the chief executive officer or the president of the corporation; however, the regional or staff vice presidents shall not perform “policy-making functions” as defined pursuant to Section 16 or any successor section(s) of the Securities Exchange Act of 1934, as amended, and shall be deemed not to be subject to such Section 16 and the rules and regulations promulgated thereunder.

ARTICLE VII.

INDEMNIFICATION OF OFFICERS, DIRECTORS,

EMPLOYEES AND AGENTS

SECTION 1. The board of directors shall cause the corporation to indemnify any person (and that person’s heirs and personal representatives) who was or is a party or is threatened or expected to be made a party to any threatened, pending or completed action, suit, arbitration or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, partner or agent of another corporation, partnership (including a partnership in which the corporation is a partner), joint venture, trust or other enterprise, against expenses (including, but not limited to, attorneys’ fees, expert fees, bonds, prospective or retroactive insurance premiums or costs, litigation, appeal and court costs and out-of-pocket expenses of such person during any investigation hearing, arbitration, trial, or appeal of any such action, suit or proceeding, including any interest payable thereon), judgments, damages, arbitration awards, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, arbitration or proceeding, including any interest payable thereon, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 2. The board of directors shall indemnify any person (and that person’s heirs and personal representatives) who was or is a party or is threatened or expected to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, partner or agent of another corporation, partnership (including a partnership in which the corporation is a partner), joint venture, trust or other enterprise against expenses (including, but not limited to, attorneys’ fees, expert fees, bonds, prospective or retroactive insurance premiums or costs, litigation, appeal and court costs, and out-of-pocket expenses of such person during any investigation, hearing, trial or appeal of any such action or suit, including any interest payable thereon), actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of

Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

SECTION 3. To the extent that a present or past director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, arbitration or proceeding referred to in Sections 1 and 2, or in defense of claim, issue or matter therein, he shall be indemnified against expenses (including, but not limited to, attorneys’ fees, expert fees, bonds, prospective or retroactive insurance premiums or costs, litigation, appeal, and court costs, and out-of-pocket expenses of such person during any investigation, hearing, arbitration, trial or appeal of any such action, suit or proceeding) actually and reasonably incurred by him in connection therewith, including any interest payable thereon.

SECTION 4. The board of directors shall cause the corporation to advance to any person covered by Sections 1 or 2 the expenses (including, but not limited to, attorneys’ fees, expert fees, bonds, prospective or retroactive insurance premiums or costs, litigation, appeal, and court costs and out-of-pocket expenses, of such person during any investigation, hearing, arbitration, trial or appeal of any such action, suit, arbitration or proceeding) incurred by that person in defending a threatened, pending, or completed civil, criminal, administrative, or investigative action suit, arbitration, or proceeding, including any interest payable thereon, in advance of the final disposition of such action, suit or proceeding.

SECTION 5. Any advance by the board of directors under Section 4 above to any employee or agent who is not a present or past director or officer of the corporation shall be conditional upon evidence of compliance with the terms and conditions, if any, deemed appropriate and specified by the board of directors for such advance if such employee or agent is determined ultimately to be not legally entitled to indemnification from the corporation.

SECTION 6. Any advance authorized by the board of directors under Section 4 above to a present or past officer or director shall be conditional upon prior receipt by the corporation of a written undertaking from that officer or director to repay such advance if he is determined ultimately to be not legally entitled to indemnification from the corporation. Such undertaking shall be in the form of a simple agreement by the officer or director to repay advances made to him in the event that it is determined ultimately that he is not legally entitled to indemnification by the corporation. Such undertaking shall specifically state that no bond, collateral or other security shall be required by the officer or director to insure its performance and that no interest on any amount advanced shall be required to be paid to the corporation if the officer or director is determined ultimately to be not legally entitled to indemnification from the corporation.

SECTION 7. The board of directors, in its sole discretion, may establish and may fund in advance and from time to time, in whole or in part, a separate provision or provisions, which may be in the form of a trust fund, periodic or advance retainers to counsel, or otherwise as the board of directors may determine in each instance, to be used as payment and/or advances of indemnification obligations under this Article VII to officers, directors, employees and agents of the corporation; provided, however, that any amount which is contributed to such fund shall not in any way be construed to be a limitation on the amount of indemnification and/or advances of the corporation.

SECTION 8. The board of directors shall cause the corporation to pay to any director, officer, employee or agent all expenses (including, but not limited to, attorneys’ fees, expert fees, bonds, prospective or retroactive insurance premiums or costs, litigation, appeal, and court costs, and out-of-pocket expenses of such person during any investigation, hearing, arbitration, trial or appeal of any such action, suit, arbitration or proceeding, including any interest payable thereon), which may be incurred by such director, officer, employee or agent in enforcing his rights to indemnification (as set forth herein in Sections 1, 2 and 3) and/or advances (as set forth herein in Section 4) whether or not such director, officer, employee or agent is successful in enforcing such rights and whether or not suit or other proceedings are commenced.

SECTION 9. Any amendment to this Article VII shall only apply prospectively and shall in no way affect the corporation’s obligations to indemnify and make advances to officers, directors, employees and agents as set forth in this Article VII for actions or events which occurred before any such amendment, and provided that any amendment to this Article VII shall require affirmative vote of four-fifths of the entire board of directors.

SECTION 10. Any indemnification granted under the provisions of Sections 1, 2, 3 and 8 above shall be subject to the provisions of subsections (d), (e), (f) and (g) of Section 145 of the General Corporation Law of the State of Delaware.

ARTICLE VIII.

CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1. CONTRACTS. The board of directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

SECTION 2. LOANS. No loan shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name, unless authorized by resolution of the board of directors. Such authority may be general or confined to specific instances.

SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts or other order or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents and in such manner that shall from time to time be determined by resolution of the board of directors.

SECTION 4. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in the bank or banks or other depositories that the board of directors may elect.

ARTICLE IX.

VOTING OF STOCK OF OTHER CORPORATIONS

Unless otherwise ordered by the board of directors, the chief executive officer shall have full power and authority on behalf of the corporation to act and vote at any meeting of stockholders of any corporation in which the corporation may hold stock, and at any such meeting, shall possess, and may exercise, any and all of the rights and powers incident to the ownership of the stock, which, as the owner thereof, the corporation might have possessed and exercised if present. The board of directors by resolution from time to time, may confer like powers upon any other person or persons.

ARTICLE X.

NOTICES

SECTION 1. FORM OF NOTICE. Whenever under the provisions of the statutes, the Certificate of Incorporation, or these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but the notice may be given in writing by mail, which shall mean depositing same in a United States Postal Service post office or letter box, in a postage paid, sealed envelope, addressed to the stockholder or director at the address that appears on the books of the corporation or, in default of other address, to such director or stockholder at the United States Postal Service general post office in the City of Wilmington, Delaware, and the notice shall be deemed to be given at the time when the same shall be thus mailed or by any other means expressly provided for in these bylaws.

SECTION 2. WAIVER OF NOTICE. Whenever any notice is required to be given under the provision of the statutes, the Certificate of Incorporation or these bylaws, a waiver thereof in writing signed by the person or persons entitled to the notice whether before or after the time stated therein shall be deemed equivalent thereto.

ARTICLE XI.

STOCK CERTIFICATES

SECTION 1. CERTIFICATED AND UNCERTIFICATED SHARES. Shares of the capital stock of the corporation may be certificated or uncertificated, as provided by the laws of the State of Delaware. The certificates for shares of the capital stock of the corporation shall be in the form, not inconsistent with the Certificate of Incorporation, that shall be approved by the board of directors. The certificate shall be signed by the chairman of the board, chief executive officer, president or a vice president, and either the treasurer or an assistant treasurer, or the secretary or an assistant secretary, but where the certificate is signed by a transfer agent or an assistant transfer agent and a registrar, the signatures of the chairman of the board, chief executive officer, president, vice president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimiles. All certificates shall be consecutively numbered, and the name of the person owning the shares represented thereby, with the number of shares and the date of issue shall be entered in the corporation’s books. No certificate shall be valid unless it is signed by the chairman of the board, chief executive officer, president, or a vice president, and either the treasurer or an assistant treasurer, or the secretary or an assistant secretary, but where the certificate is signed by a transfer agent or an assistant transfer agent and a registrar, the signatures of the chairman of the board, chief executive officer, president, vice president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimiles. All certificates surrendered to the corporation shall be canceled, and no new certificates shall be issued until the former certificate for the same number of shares of the same class shall have been surrendered and canceled.

SECTION 2. TRANSFER OF SHARES. Shares of the capital stock of the corporation shall be transferred only on the books of the corporation by the holder thereof in person or by his attorney and, in the case of certificated shares, upon surrender and cancellation of certificates for the same number of shares.

SECTION 3. REGULATIONS. The board of directors shall have authority to make any rules and regulations that they may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the corporation. The board of directors may appoint one or more transfer agents or assistant transfer agents and one or more registrars of transfers and may require all certificates to bear the signature of the transfer agent or assistant transfer agent and a registrar of transfers. The board of directors may at any time terminate the appointment of any transfer agent or any assistant transfer agent or any registrar of transfers by the vote of a majority of the board of directors.

SECTION 4. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS’ RIGHTS. The board of directors may close the stock transfer books of the corporation for a period not exceeding 60 days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period not exceeding 60 days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the board of directors may fix a date not exceeding 60 days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any meeting and any adjournment thereof, or entitled to receive payment of any dividend, or to any allotment of rights, or to exercise the rights in respect of any change, conversion or exchange of capital stock, or to give such consent, and in such case the stockholders and only the stockholders that shall be stockholders of record on the date so fixed shall be entitled to the notice or to receive payment of the dividend, or to receive the allotment of rights, or to exercise the rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any record date fixed as aforesaid.

SECTION 5. REGISTERED STOCKHOLDERS. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in the share or shares on the part of any other person whether or not it shall have express or other notice thereof except as otherwise provided by the laws of the State of Delaware.

SECTION 6. LOST CERTIFICATES. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact with the person claiming the certificate of stock to be lost or destroyed. When authorizing the issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost or destroyed certificate or certificates, or his legal representative, to advertise the same in a manner that it shall require for each share of stock having voting power registered in his name and to give the corporation a bond in the sum that it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 7. DIVIDENDS. The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

SECTION 8. RESERVE FUNDS. Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends the sum or sums that the board of directors may from time to time in their absolute discretion think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for any other purpose that the directors shall think conducive to the interest of the corporation and the board of directors may modify or abolish the reserve in the manner in which it was created.

ARTICLE XII.

GENERAL PROVISIONS

SECTION 1. FISCAL YEAR. The fiscal year of the corporation shall begin on the first day of January in each year.

SECTION 2. INSPECTION OF BOOKS. The board of directors shall determine from time to time whether, and if allowed, when and under what conditions and regulations, the accounts and books of the corporation (except as may be by statute specifically open to inspection) or any of them, shall be open to the inspection of the stockholders, and a stockholder’s rights in this respect are, and shall be, restricted and limited accordingly.

SECTION 3. GENDER. The use of the masculine gender in these bylaws shall be deemed to include the feminine gender.

ARTICLE XIII.

AMENDMENTS TO AND SUSPENSION OF BYLAWS

SECTION 1. AMENDMENTS. Subject to the provisions of Section 12 of Article IV, these bylaws may be altered or repealed at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided notice of the proposed alteration or repeal be contained in the notice of the special meeting, by the affirmative vote of a majority of the stockholders entitled to vote at the meeting and present or represented thereat, or by the affirmative vote of a majority of the board of directors at any regular meeting of the board of directors or at any special meeting of the board of directors, if notice of the proposed alteration or repeal be contained in the notice of the special meeting.

SECTION 2. SUSPENSION. Any provision of these bylaws may be suspended by vote of two-thirds of the votes cast upon the motion to suspend except that the suspension of the bylaw provision might be in contravention of any provision of any statute or of the Certificate of Incorporation.

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